UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 30, 2024

Hennessy Capital Investment Corp. VI

(Exact name of Registrant as specified in its charter)

Delaware	001-40846	86-1626937
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US HWY 50, Suite 309 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(307) 734-4849

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Class A common stock, par value $0.0001 per share	HCVI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HCVIW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HCVIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

On October 1, 2024, Hennessy Capital Investment Corp. VI (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company has failed to comply with Nasdaq Listing Rule IM-5101-2, which requires that a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. Since the Company’s registration statement became effective on September 28, 2021, it was required to complete its initial business combination by no later than September 28, 2024.

Pursuant to the Notice, unless the Company timely requests a hearing to appeal this determination before The Nasdaq Hearings Panel (the “Panel”) by October 8, 2024, the Company’s securities will be subject to suspension and delisting from Nasdaq at the opening of business on October 10, 2024. Accordingly, the Company intends to timely request a hearing before the Panel to request additional time to complete its previously announced business combination agreement with Greenstone Corporation (“Greenstone”). If timely filed, the hearing request will result in a stay of any suspension or delisting action pending the hearing. There can be no assurance that the Panel will grant the Company’s request for an extension or continued listing on Nasdaq.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On September 30, 2024, the Company filed with the Secretary of State of the State of Delaware the following amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”):

1)	a Charter amendment that extends the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 1, 2021 (including the additional units sold on October 21, 2021 pursuant to the partial exercise of the underwriters’ over-allotment option) from September 30, 2024 to March 31, 2025 (the “Extension”, and such later date, as may be subsequently extended, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”), and to allow the Company, without another stockholder vote, to elect, by resolution of the Board, to further extend the Extended Date to consummate a Business Combination up to three times for an additional one month each time, until up to June 30, 2025, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment”); and

2)	a Charter amendment that removes the limitation from the Charter that the Company may not redeem Public Shares to the extent that such redemption would result in the Company’s failure to have net tangible assets in excess of $5 million (the “Redemption Limitation Amendment”).

The foregoing description is qualified in its entirety by reference to the Extension Amendment and the Redemption Limitation Amendment, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 30, 2024, the Company held a special meeting of stockholders (the “Meeting”) for the following purposes:

(1)	to consider and vote upon a proposal to approve the Extension Amendment (as described above) (the “Extension Amendment Proposal”);

(2)	to consider and vote upon a proposal to approve the Redemption Limitation Amendment (as described above) (the “Redemption Limitation Amendment Proposal”); and

(3)	to consider and vote upon a proposal to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”).

There were 16,633,232 shares of the Company’s common stock issued and outstanding on the September 6, 2024 record date of the Meeting. At the Meeting, there were 14,897,191 shares voted by proxy or in person, which constituted a quorum.

The Company’s stockholders voted to approve the Extension Amendment Proposal pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
14,449,423	239,310	208,458	0

The Company’s stockholders voted to approve Redemption Limitation Amendment Proposal pursuant to the following vote:

For	Against	Abstain	Broker Non-Votes
14,687,401	1,313	208,477	0

As there were sufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, the Adjournment Proposal was not presented to the Company’s stockholders.

Stockholders holding 1,992,461 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account. Following such redemptions, the Company will have 3,276,453 Public Shares outstanding.

Item 8.01. Other Events.

On October 1, 2024, the Company issued a press release announcing the Meeting results.

A copy of the press release issued by the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Forward Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking and as such are not historical facts. These forward-looking statements include, but are not limited to, statements regarding our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and any other statements that are not statements of current or historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements may be identified by the use of forward-looking terminology, including the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “plans,” “may,” “might,” “plan,” “possible,” “potential,” “projects,” “predicts,” “will,” “would,” or “should,” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, but are not limited to, statements regarding the Company’s expectations regarding a hearing before the Panel and a stay of the suspension of trading on the Company’s securities and the Company’s plan to complete a business combination with Greenstone and thereby regain compliance with Nasdaq listing requirements. Forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report on Form 8-K, and undue reliance should not be placed on forward-looking statements. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this Current Report on Form 8-K, those results or developments may not be indicative of results or developments in subsequent period. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, such as: our ability to cure any deficiencies in compliance with Nasdaq Listing Rule IM-5101-2 or maintain compliance with other Nasdaq listing rules, our eligibility for additional compliance periods, if necessary, in which to seek to regain compliance with Nasdaq Listing Rule IM-5101-2 by completing a business combination with Greenstone, our ability to meet applicable Nasdaq requirements for any such additional compliance period and risks related to the substantial costs and diversion of management’s attention and resources due to these matters, and risks related to the expected timing and likelihood of completion of the proposed transaction with Greenstone, including the risk that the proposed transaction may not close due to the failure to receive the required securityholder approvals or due to one or more other closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals. Please refer to those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024, under “Risk Factors” section in the Company’s Definitive Proxy Statement filed with the SEC on September 11, 2024, and in other reports the Company files with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Third Amendment to Amended and Restated Certificate of Incorporation

3.2	Fourth Amendment to Amended and Restated Certificate of Incorporation

99.1	Press Release issued October 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY CAPITAL INVESTMENT CORP. VI

By:	/s/ Nicholas Geeza
Name:	Nicholas Geeza
Title:	Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

Dated: October 2, 2024

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